UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

XTANT MEDICAL HOLDINGS, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

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NOTICE OF ACTION BY WRITTEN CONSENT AND INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To Our Stockholders:

This Information Statement is furnished to inform holders of shares of common stock of Xtant Medical Holdings, Inc. (the “Company,” “our,” “we” or “us”) that the Board of Directors and the holders of greater than a majority of the voting power of the outstanding shares of our common stock entitled to vote as of the record date of August 23, 2022 (collectively, the “Majority Stockholders”) have approved the terms of a private placement transaction, as described in more detail below (the “Private Placement”).

On August 23, 2022, we entered into a securities purchase agreement (the “Securities Purchase Agreement”) with several accredited investors (the “Investors”), pursuant to which we agreed to issue an aggregate of 20,305,429 shares of our common stock and warrants to purchase up to an aggregate of 5,076,358 shares of our common stock in a private placement, at a per unit (each unit consisting of one share and a warrant to purchase 0.25 of a share) purchase price of $0.48, which represents a 2.5% discount to the 10-day volume-weighted average price of our common stock ending August 19, 2022. The gross proceeds to us from the transaction are expected to be approximately $9.75 million, before deducting estimated offering expenses payable by us. We expect to use the net proceeds from the Private Placement for working capital and other general corporate purposes.

The closing of the Private Placement is structured to occur in two tranches in order to comply with the continued listing requirements of the NYSE American, which require stockholder approval of the sale, issuance, or potential issuance by listed companies of common stock (or securities convertible into common stock) at a price less than the greater of book or market value which equals 20% or more of outstanding common stock prior to the transaction (the “Stockholder Approval”). The first closing of the Private Placement (the “First Closing”) occurred on August 25, 2022. At the First Closing, we issued to the Investors an aggregate of 14,060,315 shares of our common stock and warrants to purchase up to an aggregate of 3,515,079 shares of our common stock, for an aggregate purchase price of approximately $6.75 million. The shares of our common stock and warrants issued at the First Closing constituted less than 20% of our outstanding common stock prior to the Private Placement and, therefore, did not require Stockholder Approval.

Under the terms of the Securities Purchase Agreement, the second closing of the Private Placement (the “Second Closing”) will occur as soon as reasonably practicable after the satisfaction of customary closing conditions, including the effectiveness of the Stockholder Approval (which was granted by OrbiMed Royalty Opportunities II, LP and ROS Acquisition Offshore LP taking action by written consent, as described in this Information Statement) and a waiting period of 20 days after the mailing of this Information Statement to all holders of our common stock as of the record date informing them of the Stockholder Approval, but in no event earlier than the second trading day thereafter or later than the fifth trading day thereafter. At the Second Closing, the Investors agreed to purchase an aggregate of 6,245,114 shares of our common stock and warrants to purchase up to an aggregate of 1,561,279 shares of our common stock, for an aggregate purchase price of approximately $3 million. The issuance of the shares and warrants to the Investors at the Second Closing is referred to as the “Second Closing Issuance” in this Information Statement.

Pursuant to Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”) and Section 1.10 of the Company’s Second Amended and Restated Bylaws, stockholder action may be taken by written consent without a meeting of stockholders. By written consent without a meeting, on August 23, 2022, the Majority Stockholders approved the Second Closing Issuance. The full text of this written consent by the Majority Stockholders without a meeting of stockholders is attached to this Information Statement as Annex A. This Information Statement also constitutes notice to you under Section 228 of the DGCL of the actions taken by written consent by the Majority Stockholders without a meeting of stockholders.

PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED FROM THE MAJORITY STOCKHOLDERS BY WRITTEN CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER APPROVAL REQUIREMENT FOR THESE ACTIONS UNDER THE DGCL AND NYSE AMERICAN RULES AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED, OR ARE BEING SOLICITED, TO APPROVE THE SECOND CLOSING ISSUANCE.

This Information Statement is being furnished to all holders of our common stock pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, solely for the purpose of informing stockholders of the approval of the Second Closing Issuance by the Majority Stockholders before the action takes effect.

The record date for determining our stockholders who were entitled to notice of the written consent by the Majority Stockholders was August 23, 2022, the date that the Board of Directors of the Company took action in connection therewith. In accordance with Exchange Act Rule 14c-2, the written consent by the Majority Stockholders will become effective no sooner than 20 calendar days following the mailing of this Information Statement. This Information Statement is being mailed on or about September 9, 2022 to stockholders of record as of August 23, 2022 solely for the purpose of informing stockholders of the written consent by the Majority Stockholders without a meeting of stockholders.

Holders of our common stock do not have appraisal or dissenters’ rights under the DGCL in connection with the matters described in this Information Statement and approved by the Majority Stockholders.

You are urged to read this Information Statement carefully in its entirety, including any information incorporated by reference into this Information Statement. However, no action is required on your part in connection with this document.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(c) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C, AND PURSUANT TO SECTION 228 OF THE DGCL.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

We thank you for your continued support.

Sincerely,

Stavros Vizirgianakis	Sean E. Browne
Chairman of the Board	President and Chief Executive Officer

Belgrade, Montana

September 9, 2022

ANNEX

Annex A – Written Consent of the Stockholders of Xtant Medical Holdings, Inc.	A-1

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XTANT MEDICAL HOLDINGS, INC.

664 Cruiser Lane

Belgrade, Montana 59714

(406) 388-0480

INFORMATION STATEMENT

We are required to deliver this Information Statement to holders of shares of common stock, par value $0.000001 per share (“common stock”), of Xtant Medical Holdings, Inc. (the “Company,” “our,” “we” or “us”) in order to provide notice that certain holders of greater than a majority of the voting power of the outstanding shares of our common stock entitled to vote as of the record date set forth below (collectively, the “Majority Stockholders”), without holding a meeting of stockholders at which holders of our common stock would be entitled to vote, have provided written consent to an action that would normally require such a meeting.

THE ACCOMPANYING MATERIAL IS BEING PROVIDED TO YOU FOR INFORMATIONAL PURPOSES ONLY. NO VOTE OR OTHER ACTION OF OUR STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Information Concerning the Action by Written Consent

This Information Statement is being mailed on or about September 9, 2022 to the holders of record at the close of business on August 23, 2022 (the “Record Date”) of our common stock pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and pursuant to Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”) and Section 1.10 of the Company’s Second Amended and Restated Bylaws (“Bylaws”).

The purpose of this Information Statement is to inform holders of our common stock that by written consent without a meeting, the Majority Stockholders approved the issuance of an aggregate of 6,245,114 shares of our common stock and warrants to purchase up to an aggregate of 1,561,279 shares of our common stock, for an aggregate purchase price of approximately $3 million, in a second closing of a private placement described in more detail in this Information Statement. The issuance of the shares of our common stock and warrants to the Investors at the second closing is referred to as the “Second Closing Issuance” in this Information Statement. The full text of this written consent by the Majority Stockholders without a meeting of stockholders is attached to this Information Statement as Annex A.

The approval of the Second Closing Issuance is required by the rules and regulations of the NYSE American, as further described in this Information Statement. While typically the required vote under the NYSE American rules is the approval by a majority of votes cast at a meeting of stockholders, because the required Stockholder Approval was obtained by use of written consents in lieu of a special shareholders meeting, the required vote was the written consent of holders of a majority of the shares entitled to vote as of the Record Date. The written consent of the Majority Stockholders was sufficient to approve the Second Closing Issuance. Therefore, no proxies or consents were, or are, being solicited in connection with the Second Closing Issuance.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED IN THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Other than the stockholder written consent described above, no other votes are necessary or required to effectuate the Second Closing Issuance or the Private Placement described in this Information Statement.

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Effective Date of Action by Written Consent

This Information Statement is being furnished to all holders of our common stock pursuant to Section 14(c) of the Exchange Act and the rules and regulations promulgated thereunder solely for the purpose of informing stockholders of the approval by the Majority Stockholders of the Second Closing Issuance before it takes effect. In accordance with Exchange Act Rule 14c-2, the written consent by the Majority Stockholders without a meeting of stockholders will become effective no sooner than 20 calendar days following the mailing of this Information Statement. After the expiration of the 20-day period required under Rule 14c-2 promulgated under the Exchange Act, and in accordance with the DGCL, we intend to effect the second closing of the Private Placement and issue the shares of our common stock and warrants to the Investors.

Outstanding Shares and Voting Rights as of Record Date

As of the Record Date, our authorized capital stock consisted of 300 million shares of common stock and 10 million shares of preferred stock at a par value of $0.000001 per share (“preferred stock”), of which 87,920,935 shares of common stock and no shares of preferred stock were issued and outstanding, respectively. Each share of our outstanding common stock is entitled to one vote on matters submitted for stockholder approval and to notice of action to be taken pursuant to written consent, such as the written consent action taken by the Majority Stockholders.

On August 23, 2022, the Majority Stockholders executed and delivered to the Company a written consent by which holders of 73,114,592 shares of our common stock, or approximately 83% of the voting power of the outstanding shares of our common stock entitled to vote on the matter, approved the Second Closing Issuance. Since the Second Closing Issuance has been approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

The DGCL permits the holders of a corporation’s outstanding stock representing a majority of that corporation’s voting power to approve and authorize corporate actions by written consent as if such actions were undertaken at a duly called and held meeting of stockholders. In order to significantly reduce the costs and management time involved in soliciting and obtaining proxies to approve the Second Closing Issuance and in order to timely effectuate the second closing of the Private Placement, the Board of Directors of the Company elected to utilize, and did in fact obtain, the written consent of the holders of greater than a majority of the voting power of the Company. The Company obtained the written consent of the stockholders who, as of the Record Date, owned approximately 83% of the Company’s voting stock. The written consent satisfies the stockholder approval requirement for the action taken. Accordingly, under the DGCL, no other Board of Directors or stockholder approval is required in order to effect such action.

No Dissenters’ or Appraisal Rights

The DGCL does not provide dissenters’ or appraisal rights to stockholders of the Company in connection with the Second Closing Issuance or the Private Placement or any matter described in this Information Statement.

Expenses

The cost of furnishing this Information Statement will be borne by the Company. We will mail this Information Statement to registered stockholders and certain beneficial stockholders of the Company where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

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QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

Q:	Why am I receiving these materials?

A:	We are providing this Information Statement to you for your information to comply with the requirements of the Exchange Act and the DGCL. You are urged to read this Information Statement carefully in its entirety, including any information incorporated by reference into this Information Statement. However, no action is required on your part in connection with this document.

The record date for determining our stockholders who were entitled to notice of the matters set forth in this Information Statement was August 23, 2022, the date that the Board of Directors of the Company took action in connection therewith. While typically the required vote under the NYSE American rules is the approval by a majority of votes cast at a meeting of stockholders, because the required Stockholder Approval was obtained by use of written consents in lieu of a special shareholders meeting, the required vote was the written consent of holders of a majority of the shares entitled to vote as of the Record Date. The written consent of the Majority Stockholders was sufficient to approve the Second Closing Issuance. In accordance with Exchange Act Rule 14c-2, the written consent by the Majority Stockholders will become effective no sooner than 20 calendar days following the mailing of this Information Statement. This Information Statement is being mailed on or about September 9, 2022, to stockholders of record as of August 23, 2022. Therefore, these actions will be effective on or about October 6, 2022.

Q:	What information is contained in this Information Statement?

A:	This Information Statement contains information regarding actions approved by the Board of Directors of the Company and holders of our common stock holding an aggregate of 73,114,592 shares of our common stock, representing approximately 83% of our total shares of common stock outstanding as of the Record Date. We refer to these stockholders as the Majority Stockholders in this Information Statement.

Q:	What action was taken by written consent of the Majority Stockholders?

A:	The action approved by the written consent of the Majority Stockholders without a meeting of stockholders is more completely described elsewhere in this Information Statement, but in summary is the approval of the issuance to certain investors of an aggregate of 6,245,114 shares of our common stock and warrants to purchase up to an aggregate of 1,561,279 shares of our common stock, for an aggregate purchase price of approximately $3 million, in a second closing of a Private Placement described in more detail in this Information Statement. The full text of this written consent by the Majority Stockholders without a meeting of stockholders is attached to this Information Statement as Annex A.

Q:	Why are you not soliciting proxies on this action?

A:	We are not soliciting proxies on the Second Closing Issuance because the Majority Stockholders, who together hold approximately 83% of our voting power, provided written consent approving the action, and no other action on the part of our stockholders is necessary or required to effectuate the Second Closing Issuance or the Private Placement.

Q:	When do you expect to effect the Second Closing Issuance and complete the Private Placement?

A:	In accordance with Exchange Act Rule 14c-2, the written consent of the Majority Stockholders without a meeting of stockholders will become effective no sooner than 20 calendar days following the mailing of this Information Statement. After the expiration of the 20-day period required under Rule 14c-2 promulgated under the Exchange Act, and in accordance with the DGCL and the terms of the Securities Purchase Agreement entered into with the investors in connection with the Private Placement, we intend to effect the second closing of the Private Placement and issue the shares of our common stock and warrants in connection therewith, or the Second Closing Issuance.

Q:	To whom may I direct any additional questions regarding this Information Statement?

A:	Any additional questions regarding this Information Statement may be directed to:

Xtant Medical Holdings, Inc.

Attention: Investor Relations

664 Cruiser Lane

Belgrade, Montana 59714

(406) 388-0480

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Information Statement that are not purely historical are forward-looking statements within the meaning of the applicable securities laws. Our forward-looking statements include, but are not limited to, statements regarding our “expectations,” “hopes,” “beliefs,” “intentions,” or “strategies” regarding the future. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” and “would,” as well as similar expressions, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward looking. Forward-looking statements in this Information Statement may include, for example, statements about the following topics and are subject to certain risks and uncertainties, including the following:

●	our ability to effect the second closing of the Private Placement on the terms as described in this Information Statement in a timely manner or at all;
●	our use of proceeds from the Private Placement, which use is within the discretion of management;
●	the effect of the global novel strain of coronavirus (COVID-19) pandemic and current and future variants on our business, operating results and financial condition, including our revenues primarily as a result of the reduction in procedures in which our products are used and the disruption to our customers, distributors, independent sales representatives, contract manufacturers and suppliers, as well as the global economy, supply chain and financial and credit markets;
●	the effect of labor and staffing shortages at hospitals and other medical facilities on the number of elective procedures in which our products are used, which have adversely affected and may continue to adversely affect our revenues, as well as global and local labor shortages and loss of personnel, which have adversely affected and may continue to adversely affect our ability to produce product to meet demand;
●	the effect of inflation, other recessionary indicators and supply chain disruptions, which could result in delayed product launches, lost revenue, higher costs, decreased profit margins, and other adverse effects on our business and operating results;
●	our ability to increase or maintain revenue or return to pre-COVID-19 revenue levels within an acceptable time period or at all and possible future impairment charges to long-lived assets and goodwill and write-downs of excess inventory if unsuccessful;
●	the ability of our sales personnel, including our independent sales agents and distributors, to achieve expected results;
●	our ability to innovate, develop, introduce and market new products and technologies;
●	our ability to remain competitive;
●	our reliance on third party suppliers and manufacturers;
●	our ability to attract, retain and engage qualified technical, sales and processing personnel and members of our management team, especially in light of a tight labor market and increasing cost of living in and around the Belgrade, Montana area;
●	our dependence on and ability to retain and recruit independent sales agents and distributors and motivate and incentive them to sell our products, including in particular our dependence on key independent agents for a significant portion of our revenue;
●	our ability to retain and expand our agreements with group purchasing organizations (“GPOs”) and independent delivery networks (“IDNs”) and sell products to members of such GPOs and IDNs;
●	our ability and success in implementing key growth and process improvement initiatives designed to increase our production capacity, revenue and scale and risks associated with such growth and process improvement initiatives;
●	the effect of our private label and original equipment manufacturer business on our business and operating results and risks associated therewith, including fluctuations in our operating results and decreased profit margins;
●	risks associated with and the effect of a shift in procedures using our products from hospitals to ambulatory surgical centers, which would put pressure on the price of our products and margins;
●	our ability to obtain and maintain government and third-party coverage and reimbursement for our products;
●	our ability to obtain and maintain regulatory approvals in the United States and abroad and the effect of government regulations and our compliance with government regulations;
●	our ability to continue to implement a new enterprise resource planning system;
●	our ability to successfully complete and integrate future business combinations or acquisitions;
●	the effect of product liability claims and other litigation to which we may be subjected and product recalls and defects;

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●	our ability to remain accredited with the American Association of Tissue Banks and continue to obtain a sufficient number of donor cadavers for our products;
●	our ability to obtain and protect our intellectual property and proprietary rights and operate without infringing the intellectual property rights of others;
●	the availability of our credit facilities;
●	our ability to service our debt and comply with the covenants in our credit agreements;
●	our ability to maintain sufficient liquidity to fund our operations and obtain financing on reasonable terms when needed; and
●	our ability to maintain our stock listing on the NYSE American Exchange.

The forward-looking statements contained in this Information Statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties, or assumptions, many of which are beyond our control, which may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2021 and our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

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DESCRIPTION OF PRIVATE PLACEMENT, SECURITIES PURCHASE AGREEMENT

AND other TRANSACTION DOCUMENTS

Private Placement and Securities Purchase Agreement

On August 23, 2022, we entered into a securities purchase agreement with several accredited investors (the “Investors”), pursuant to which we agreed to issue an aggregate of 20,305,429 shares of our common stock and warrants to purchase up to an aggregate of 5,076,358 shares of our common stock in a private placement, at a per unit (each unit consisting of one share and a warrant to purchase 0.25 of a share) purchase price of $0.48, which represents a 2.5% discount to the 10-day volume-weighted average price of our common stock ending August 19, 2022. The gross proceeds to us from the transaction are expected to be approximately $9.75 million, before deducting estimated offering expenses payable by us. We expect to use the net proceeds from the Private Placement for working capital and other general corporate purposes.

The closing of the Private Placement is structured to occur in two tranches in order to comply with the continued listing requirements of the NYSE American, which require stockholder approval of the sale, issuance, or potential issuance by listed companies of common stock (or securities convertible into common stock) at a price less than the greater of book or market value which equals 20% or more of outstanding common stock prior to the transaction (the “Stockholder Approval”). Under the terms of the Securities Purchase Agreement, the first closing of the Private Placement (the “First Closing”) occurred on August 25, 2022. At the First Closing, the Investors purchased an aggregate of 14,060,315 shares of our common stock and warrants to purchase up to an aggregate of 3,515,079 shares of our common stock, for an aggregate purchase price of approximately $6.75 million. Under the terms of the Securities Purchase Agreement, the second closing of the Private Placement (the “Second Closing”) will occur as soon as reasonably practicable after the satisfaction of customary closing conditions, including the effectiveness of the Stockholder Approval (which was granted by OrbiMed Royalty Opportunities II, LP and ROS Acquisition Offshore LP taking action by written consent, as described in this Information Statement) and a waiting period of 20 days after the mailing of this Information Statement to all holders of our common stock as of the record date informing them of the Stockholder Approval, but in no event earlier than the second trading day thereafter or later than the fifth trading day thereafter. At the Second Closing, the Investors agreed to purchase an aggregate of 6,245,114 shares of our common stock and warrants to purchase up to an aggregate of 1,561,279 shares of our common stock, for an aggregate purchase price of approximately $3 million.

The Warrants issued at the First Closing were immediately exercisable and will expire on the five-year anniversary of the date of the First Closing, and have an exercise price of $0.48 per share, subject to customary anti-dilution, but not price protection, adjustments. The Warrants to be issued at the Second Closing also will be immediately exercisable and will expire on the five-year anniversary of the date of the First Closing and will have an exercise price of $0.48 per share, subject to customary anti-dilution, but not price protection, adjustments.

Under the terms of the Securities Purchase Agreement, we agreed that in the event we or any of our subsidiaries propose to offer and sell shares of our common stock or certain common stock equivalents primarily for capital raising purposes, we would provide the Investors the right, but not the obligation, to participate in such offering in an aggregate amount of up to 20% of the securities offered in such offering, subject to certain customary exceptions. This participation right will expire upon the earlier of 12 months after the date of the Second Closing or upon the occurrence of certain change in control events.

The Securities Purchase Agreement contains customary representations, warranties and covenants of the parties thereto and also contains customary termination rights, including in the event of certain breaches of representations, warranties and covenants or a governmental order temporarily or permanently enjoining or otherwise prohibiting the consummation of the transactions contemplated by the Securities Purchase Agreement.

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Lead Investor Agreement

Under the terms of the Securities Purchase Agreement, we entered into an agreement with Stavros Vizirgianakis, as the lead investor of the Private Placement, at the First Closing, pursuant to which we provide Mr. Vizirgianakis certain director nomination rights (the “Lead Investor Agreement”). Pursuant to the terms of the Lead Investor Agreement, we expanded the size of our Board of Directors by one position and elected Mr. Vizirgianakis as a director to fill the vacancy created as a result of the increase, effective upon completion of the First Closing. In addition, we elected Mr. Vizirgianakis as Chairman of the Board, effective upon completion of the First Closing. The director nomination rights set forth in the Lead Investor Agreement will terminate on the earlier of (i) the date on which Mr. Vizirgianakis ceases to hold at least 75% of the shares of our common stock purchased and to be purchased by him in the Private Placement; (ii) the second anniversary of the date of the Second Closing; or (iii) upon his written notice to us.

Lock-up Agreements

Under the terms of the Securities Purchase Agreement, each of the Investors at the First Closing executed a lock-up agreement with us pursuant to which such Investor agreed to a three-month lock-up (12-month lock-up, in the case of Stavros Vizirgianakis, as the lead investor in the Private Placement) on any sale or other disposition of our common stock, subject to certain exceptions.

Registration Rights Agreement

Under the terms of the Securities Purchase Agreement, we entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors at the First Closing pursuant to which we agreed to prepare and file a shelf resale registration statement (the “Resale Registration Statement”) with the Securities and Exchange Commission (“SEC”) within 60 days of the date of the First Closing, for purposes of registering the resale of the shares of our common stock sold in the Private Placement and the shares of our common stock issuable upon exercise of the warrants sold in the Private Placement (collectively, the “Registrable Securities”). Under the terms of the Registration Rights Agreement, we agreed to use commercially reasonable best efforts to cause the Resale Registration Statement to be declared effective by the SEC within 75 days of the date of the First Closing (90 days in the event the Resale Registration Statement is reviewed by the SEC). If the Second Closing has not occurred within 60 days following the date of the First Closing, we may elect to register the resale of the Registrable Securities issued at the Second Closing on a second registration statement (the “Second Resale Registration Statement”), in which case then we agreed to file the Second Resale Registration Statement within five business days after the date of the Second Closing and use our commercially reasonable best efforts to cause the Second Resale Registration Statement to be declared effective by the SEC within 15 days of the date of the Second Closing (30 days in the event the Second Closing Registration Statement is reviewed by the SEC). If we fail to meet the specified filing deadlines or keep the Resale Registration Statement, and if applicable the Second Resale Registration Statement, effective, subject to certain permitted exceptions, we will be required to pay liquidated damages to the Investors. We also agreed, among other things, to indemnify the selling stockholders named in the Resale Registration Statement, and if applicable the Second Resale Registration Statement, from certain liabilities and to pay all fees and expenses incident to our performance of or compliance with the Registration Rights Agreement.

Stockholder Approval of Issuance of Securities for NYSE American Purposes

Immediately after the execution of the Securities Purchase Agreement by the parties thereto, we obtained the written consent of OrbiMed Royalty Opportunities II, LP and ROS Acquisition Offshore LP, the holders of an aggregate of 73,114,592 shares of our common stock, representing greater than a majority of the outstanding shares of our common stock as of the record date, August 23, 2022, for the approval of the issuance of the 6,238,146 shares of our common stock and warrants to purchase up to an aggregate of 1,559,536 shares of our common stock at the Second Closing pursuant to the continued listing requirements of the NYSE American and in accordance with applicable provisions of the DGCL and the Company’s Second Amended and Restated Bylaws. The full text of the written consent by the Majority Stockholders is attached to this Information Statement as Annex A. The written consent of the Majority Stockholders was sufficient to approve the issuance of the 6,245,114 shares of our common stock and warrants to purchase up to an aggregate of 1,561,279 shares of our common stock at the Second Closing for purposes of the required Stockholder Approval under the continued listing requirements of the NYSE American. Therefore, no proxies or additional consents are being solicited by us in connection with the Private Placement.

In accordance with Exchange Act Rule 14c-2, the written consent of the Majority Stockholders will become effective no sooner than 20 days following the mailing of this Information Statement. After the expiration of the 20-day period required under Rule 14c-2 promulgated under the Exchange Act and the satisfaction or waiver of other customary closing conditions, the Second Closing will take place in accordance with the terms of the Securities Purchase Agreement.

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APPROVAL OF ISSUANCE OF SECURITIES TO INVESTORS IN PRIVATE PLACEMENT

Background

As described in more detail under “Description of Private Placement, Securities Purchase Agreement and Other Transaction Documents” on August 23, 2022, we entered into a Securities Purchase Agreement with several accredited investors, pursuant to which we agreed to issue an aggregate of 20,305,429 shares of our common stock and warrants to purchase up to an aggregate of 5,076,358 shares of our common stock in a private placement, at a per unit (each unit consisting of one share and a warrant to purchase 0.25 of a share) purchase price of $0.48, which represents a 2.5% discount to the 10-day volume-weighted average price of our common stock ending August 19, 2022. The gross proceeds to us from the transaction are expected to be approximately $9.75 million, before deducting estimated offering expenses payable by us. We expect to use the net proceeds from the Private Placement for working capital and other general corporate purposes. The material terms of the Private Placement, the Securities Purchase Agreement and other transaction documents are described under “Description of Private Placement and Securities Purchase Agreement and Other Transaction Documents” beginning on page 6.

Reasons for Stockholder Approval of the Second Closing Issuance

Our common stock is listed on the NYSE American. Section 713(a) of the NYSE American rules requires stockholder approval in connection with a transaction involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding shares of common stock at a price less than the greater of book value or market value.

Because the 20,305,429 shares of our common stock and warrants to purchase an additional 5,076,358 shares of our common stock issuable to the Investors in the Private Placement represent greater than 20% of our shares of common stock outstanding prior to the Private Placement, the approval of our stockholders was required under the NYSE American rules. To comply with these rules, we structured the closing of the Private Placement to occur in two tranches. The First Closing occurred on August 25, 2022. At the First Closing, the Investors purchased an aggregate of 14,060,315 shares of our common stock and warrants to purchase up to an aggregate of 3,515,079 shares of our common stock, for an aggregate purchase price of approximately $6.75 million, which shares and warrants represented less than 20% of our shares of common stock outstanding prior to the Private Placement. Under the terms of the Securities Purchase Agreement, the Second Closing will occur as soon as reasonably practicable after the satisfaction of customary closing conditions, including the effectiveness of the Stockholder Approval (which was granted by OrbiMed Royalty Opportunities II, LP and ROS Acquisition Offshore LP taking action by written consent, as described in this Information Statement) and a waiting period of 20 days after the mailing of this Information Statement to all holders of our common stock as of the record date informing them of the Stockholder Approval, but in no event earlier than the second trading day thereafter or later than the fifth trading day thereafter. At the Second Closing, the Investors agreed to purchase an aggregate of 6,245,114 shares of our common stock and warrants to purchase up to an aggregate of 1,561,279 shares of our common stock, for an aggregate purchase price of approximately $3 million.

Immediately after the execution of the Securities Purchase Agreement by the parties thereto, we obtained the written consent of OrbiMed Royalty Opportunities II, LP and ROS Acquisition Offshore LP, the holders of an aggregate of 73,114,592 shares of our common stock, representing greater than a majority of the outstanding shares of our common stock as of the record date, August 23, 2022, for the approval of the issuance of the 6,245,114 shares of our common stock and warrants to purchase up to an aggregate of 1,561,279 shares of our common stock at the Second Closing pursuant to the continued listing requirements of the NYSE American and in accordance with applicable provisions of the DGCL and the Company’s Second Amended and Restated Bylaws. The full text of this written consent by the Majority Stockholders is attached to this Information Statement as Annex A. The written consent of the Majority Stockholders was sufficient to approve the issuance of the 6,245,114 shares of our common stock and warrants to purchase up to an aggregate of 1,561,279 shares of our common stock at the Second Closing for purposes of the required Stockholder Approval under Section 713(a) of the NYSE American rules. Therefore, no proxies or additional consents are being solicited by us in connection with the Private Placement.

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Interests of Directors, Officers and Affiliates in the Second Closing Issuance

In connection with the Private Placement, at the first closing, we entered into the Lead Investor Agreement with Stavros Vizirgianakis, as the lead investor of the Private Placement, pursuant to which we agreed to provide Mr. Vizirgianakis certain director nomination rights. Pursuant to the terms of the Lead Investor Agreement, we expanded the size of our Board of Directors by one position and elected Mr. Vizirgianakis as a director to fill the vacancy created as a result of the increase, effective upon completion of the First Closing. In addition, we elected Mr. Vizirgianakis as Chairman of the Board, effective upon completion of the First Closing. The director nomination rights set forth in the Lead Investor Agreement will terminate on the earlier of (i) the date on which Mr. Vizirgianakis ceases to hold at least 75% of the shares of our common stock purchased and to be purchased by him in the Private Placement; (ii) the second anniversary of the date of the Second Closing; or (iii) upon his written notice to us. As an investor in the Private Placement, Mr. Vizirgianakis purchased 3,515,079 shares of our common stock and warrants to purchase 878,770 shares of our common stock at the First Closing and agreed to purchase an additional 2,264,861 shares of our common stock and warrants to purchase 566,214 shares of our common stock at the Second Closing.

No other director or officer of the Company, nor any associate of such person, has any substantial interest by security holding or otherwise in the issuance of the shares of our common stock and warrants to purchase shares of our common stock in the Second Closing Issuance.

No Preemptive Rights of Common Stock

Other than contractual preemptive rights granted to the Majority Stockholders in 2018 under the terms of that certain Investor Rights Agreement dated as of February 14, 2018 among the Company, the Majority Stockholders and other parties thereto, which were waived in connection with the Private Placement, and participation rights granted to the Investors in the Private Placement under the terms of the Securities Purchase Agreement, our stockholders have no preemptive rights to acquire any shares issued by us under our Amended and Restated Certificate of Incorporation, as amended, or otherwise. In addition, no share of our common stock is convertible, redeemable, assessable or entitled to the benefits of any sinking or repurchase fund.

Effect of the Second Closing Issuance upon Rights of Existing Stockholders

The principal effect upon the rights of our existing stockholders of the Second Closing Issuance will be a dilution in their current percentage ownership in the Company. Based on the number of shares of our common stock outstanding as of August 25, 2022, the Investors in the Private Placement will own approximately 19% of our outstanding common stock, or 20% on a fully diluted basis, after the Second Closing Issuance. After the Second Closing Issuance, the Majority Stockholders will own approximately 68% of our outstanding common stock, or 58% on a fully diluted basis The other stockholders of the Company, who owned approximately 32% of our outstanding common stock prior to the Private Placement, will be substantially diluted from an ownership standpoint and will own approximately 14% of our outstanding common stock following the consummation of the Second Closing Issuance.

In addition, the issuance of the 6,245,114 shares of our common stock and warrants to purchase an additional 1,561,279 shares of our common stock to the Investors in the Second Closing Issuance could materially and adversely affect the market price of our common stock.

Registration Rights

We agreed to provide the Investors registration rights pursuant to a Registration Rights Agreement for the resale of the shares of our common stock issued in the Private Placement and the shares of our common stock issuable upon exercise of the Warrants issued in the Private Placement. Under the terms of the Registration Rights Agreement, we agreed to prepare and file a shelf resale registration statement with the SEC within 60 days of the date of the First Closing, for purposes of registering the resale of the Shares and the shares of our common stock outstanding immediately after giving effect to the issuance of shares of our common stock issuable upon exercise of the Warrants. Under the terms of the Registration Rights Agreement, we agreed to use commercially reasonable best efforts to cause the Resale Registration Statement to be declared effective by the SEC within 75 days of the date of the First Closing (90 days in the event the Resale Registration Statement is reviewed by the SEC). If the Second Closing has not occurred within 60 days following the date of the First Closing, we may elect to register the resale of the Registrable Securities issued at the Second Closing on a second registration statement, in which case then we agreed to file the Second Resale Registration Statement within five business days after the date of the Second Closing and use our commercially reasonable best efforts to cause the Second Resale Registration Statement to be declared effective by the SEC within 15 days of the date of the Second Closing (30 days in the event the Second Closing Registration Statement is reviewed by the SEC). If we fail to meet the specified filing deadlines or keep the Resale Registration Statement, and if applicable the Second Resale Registration Statement, effective, subject to certain permitted exceptions, we will be required to pay liquidated damages to the Investors. We also agreed, among other things, to indemnify the selling stockholders named in the Resale Registration Statement, and if applicable, Second Closing Registration Statement, from certain liabilities and to pay all fees and expenses incident to our performance of or compliance with the Registration Rights Agreement. Upon such registration, such shares of our common stock will be freely tradable in the public market without restriction (other than restrictions imposed on any affiliates of the Company).

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CAPITALIZATION

The following table sets forth the capitalization of the Company, taken on a consolidated basis with its subsidiaries, as of June 30, 2022, on an actual basis and on a pro forma basis to give effect to the Private Placement, including the Second Closing Issuance, assuming that the Private Placement, including the Second Closing Issuance, consummated on June 30, 2022 (in thousands):

	As of June 30, 2022 (Unaudited)
	Actual	Pro Forma
Cash, cash equivalents, restricted cash and trade accounts receivable	$25,447	$34,997
Long-term debt, plus premium and less issuance costs	11,902	11,902
Lease liability, less current portion	598	598
Finance lease obligation, less current portion	213	213
Total long-term debt	12,713	12,713

Stockholders’ equity
Preferred stock, $0.000001 par value per share; 10,000,000 shares authorized, no shares issued and outstanding, actual and pro forma
Common stock, $0.000001 par value per share; 300,000,000 shares authorized and 87,313,701 shares issued and outstanding, actual and 300,000,000 shares authorized and 108,226,360 shares issued and outstanding, pro forma	—	—
Additional paid-in capital	267,252	276,802
Accumulated deficit	(239,108)	(239,108)
Total stockholders’ equity	28,144	37,694
Total capitalization	$66,304	$85,404

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Significant Beneficial Owners

The table below sets forth information as to beneficial owners that have reported to the SEC or have otherwise advised us that they are a beneficial owner, as defined by the SEC’s rules and regulations, of more than 5% of our outstanding common stock, as of August 23, 2022.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Common Stock	OrbiMed Advisors LLC(2) 601 Lexington Avenue, 54th Floor New York, NY 10022	73,114,592		83.2%
Common Stock	Altium Capital Management, LP(3) 152 West 57th Street, Floor 20 New York, NY 10019	12,744,209	(4)	7.2%

(1)	Percent of class is based on 87,920,935 shares of our common stock outstanding as of August 23, 2022.

(2)	Based in-part on information contained in a Schedule 13D/A filed with the SEC on April 9, 2021. Includes 56,004,974 shares of common stock held of record by ROS Acquisition Offshore LP (“ROS Acquisition”). OrbiMed Advisors LLC (“Advisors”), a registered investment adviser under the Investment Advisors Act of 1940, as amended, is the investment manager of ROS Acquisition. By virtue of such relationships, Advisors may be deemed to have voting and investment power with respect to the securities held by ROS Acquisition as noted above and as a result may be deemed to have beneficial ownership over such securities. Advisors exercises its voting and investment power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the securities held by ROS Acquisition.

Also includes 17,109,618 shares of common stock held of record by OrbiMed Royalty Opportunities II, LP (“ORO II”). OrbiMed ROF II LLC (“ROF II”) is the general partner of ORO II, and Advisors is the managing member of ROF II. By virtue of such relationships, Advisors and ROF II may be deemed to have voting and investment power with respect to the securities held by ORO II as noted above and as a result may be deemed to have beneficial ownership over such securities. Advisors exercises its voting and investment power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the securities held by ORO II.

(3)	Based on information contained in a Schedule 13G filed with the SEC on February 14, 2022 and other information known to the Company. Altium Growth Fund, LP (the “Fund”), Altium Capital Management, LLC, and Altium Growth GP, LLC each have shared dispositive power and voting power over the shares. The Fund is the record and direct beneficial owner of the shares. Altium Capital Management, LP is the investment adviser of, and may be deemed to beneficially own the shares owned by the Fund. Altium Growth GP, LLC is the general partner of, and may be deemed to beneficially own the shares owned by the Fund. The number of shares consists of 6,246,291 shares of our common stock and 6,497,918 shares of our common stock issuable upon exercise of a warrant (the “Altium Warrant”).

(4)	While the total number of shares of our common stock issuable upon exercise of the Altium Warrant is reflected in this table, the Fund is not permitted to exercise such Altium Warrant to the extent that such exercise would result in the Fund and its affiliates beneficially owning more than 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of such warrants. The Fund has the right to increase this beneficial ownership limitation in its discretion on 61 days’ prior written notice to us.

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Security Ownership of Management

The table below sets forth information relating to the beneficial ownership of our common stock as of August 23, 2022, by:

●	each of our directors;

●	each of our named executive officers; and

●	all directors and executive officers as a group.

The number of shares beneficially owned by each person is determined in accordance with the SEC’s rules and regulations, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under the SEC’s rules and regulations, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of August 23, 2022, through the exercise of any stock option, warrants, or other rights or the vesting of any RSU awards. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.

The percentage of shares beneficially owned is computed on the basis of 87,920,935 shares of our common stock outstanding as of August 23, 2022. Shares of our common stock that a person has the right to acquire within 60 days of August 23, 2022, are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Common Stock	John Bakewell	233,131	*
Common Stock	Michael Eggenberg	—	—
Common Stock	Robert McNamara	231,394	*
Common Stock	Jeffrey Peters	233,131	*
Common Stock	Matthew Rizzo	—	—
Common Stock	Sean E. Browne	1,703,495	1.9%
Common Stock	Scott Neils	53,823	*
Common Stock	Kevin D. Brandt	309,541	*
Common Stock	All executive officers and directors as a group (8 persons)	2,764,515	3.1%

*	Less than 1% of outstanding shares of common stock.

(1)	Includes for the persons listed below the following shares subject to options and RSUs held by that person that are currently exercisable or become exercisable within 60 days of August 23, 2022:

Name	Options	RSUs
John Bakewell	—	—
Michael Eggenberg	—	—
Robert McNamara	—	—
Jeffrey Peters	—	—
Matthew Rizzo	—	—
Sean E. Browne	931,857	433,024
Scott Neils	34,292	—
Kevin D. Brandt	171,015	—
All directors and executive officers as a group (8 persons)	1,137,164	433,024

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other matters

No matters other than those discussed in this Information Statement are contained in the written consent signed by the Majority Stockholders. No security holder has requested the Company to include any proposal in this Information Statement.

HOUSEHOLDING information

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for information statements with respect to two or more stockholders sharing the same address by delivering a single information statement addressed to those stockholders. This delivery method is referred to as “householding” and can result in cost savings for us. To take advantage of this opportunity, we may deliver a single information statement to multiple stockholders who share an address unless contrary instructions have been received. We will deliver upon oral or written request a separate copy of this Information Statement to any stockholder of a shared address to which a single copy of this Information Statement was delivered. If you prefer to receive separate copies of this Information Statement or if you currently are a stockholder sharing an address with another stockholder and wish to receive only one copy of future information statements, proxy statements or annual reports for your household, please call us at (406) 388-0480 or send your request in writing to us at the following address: 664 Cruiser Lane, Belgrade, Montana 59714, Attention: Corporate Secretary.

where you can find ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC pursuant to the Exchange Act (File No. 001-34951). The SEC maintains an Internet site that contains reports, proxy statements and other information about registrants, like the Company, that have been filed electronically with the SEC. You can access the SEC’s Internet site at http://www.sec.gov. You can also obtain information about us on our website at http://www.xtantmedical.com. Information on our website or any other website is not incorporated by reference into this Information Statement and does not constitute a part of this Information Statement unless specifically so designated and filed with the SEC.

The SEC allows the Company to “incorporate by reference” information that it files with the SEC, which means that it can disclose important information to you by referring you to documents previously filed with the SEC. The information incorporated by reference is an important part of this Information Statement. The following documents the Company filed with the SEC pursuant to the Exchange Act are incorporated herein by reference:

●	Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 8, 2022;

●	Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2022, filed with the SEC on May 5, 2022, and for the quarterly period ended June 30, 2022, filed with the SEC on August 4, 2022; and

●	Current Reports on Form 8-K filed on January 3, 2022, May 2, 2022, August 24, 2022 and August 31, 2022 (excluding any information furnished pursuant to Item 2.02 or Item 7.01).

Any statement contained in this Information Statement or in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in any subsequently filed document that is incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

This Information Statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy. The delivery of this Information Statement should not create an implication that there has been no change in the affairs of the Company since the date of this Information Statement or that the information herein is correct as of any later date regardless of the time of delivery of this Information Statement.

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You can obtain a copy of all our filings with the SEC on our website at www.xtantmedical.com under “Investors—Financial Information.” You may also request a copy of these filings (other than an exhibit to a filing unless that exhibit is specifically incorporated by reference into that filing) at no cost by writing or telephoning us at the following address and telephone number:

Xtant Medical Holdings, Inc.

Attention: Chief Financial Officer

664 Cruiser Lane

Belgrade, Montana 59714

(406) 388-0480

You should rely only on the information provided in this filing. You should not assume that the information in this Information Statement is accurate as of any date other than the date of this document. The Company has not authorized anyone else to provide you with any information.

By Order of the Board of Directors

Stavros Vizirgianakis
Chairman of the Board

Belgrade, Montana
September 9, 2022

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ANNEX A

WRITTEN CONSENT

OF

THE STOCKHOLDERS

OF

XTANT MEDICAL HOLDINGS, INC.

August 23, 2022

The undersigned stockholders of Xtant Medical Holdings, Inc., a Delaware corporation (the “Company”), representing a majority of the outstanding shares of common stock, par value $0.000001 per share (the “Common Stock”), of the Company as of the date first above written (the “Record Date”), and acting by written consent without a meeting pursuant to Section 228 of the Delaware General Corporation Law (the “DGCL”) and Section 1.10 of the Company’s Second Amended and Restated Bylaws (the “Bylaws”), do hereby consent to the adoption of the following resolutions and direct that this Written Consent be filed with the minutes of the proceedings of the stockholders of the Company.

Approval of Issuance of Securities in Connection with Second Closing of Offering

WHEREAS, the Board of Directors (the “Board”) of the Company approved the terms of a private investment in public equity transaction (the “Offering”), pursuant to which the Company agreed to sell up to an aggregate of 20,305,429 shares (collectively, the “Shares”) of its common stock, par value $0.000001 per share (the “Common Stock”), and warrants to purchase 0.25 shares of Common Stock for each Share purchased (or up to an aggregate of 5,076,358 shares of Common Stock) at a per share exercise price equal to the closing price of the Common Stock immediately prior to the execution of the Securities Purchase Agreement, referred to below, such warrants to be exercisable immediately from the date of issuance and for a period of five (5) years from the date of the First Closing (as defined in the Securities Purchase Agreement referred to below) under the Securities Purchase Agreement referred to below (collectively, the “Warrants”), to Stavros Vizirgianakis (the “Lead Investor”) and a limited number of other accredited investors (collectively with the Lead Investor, the “Investors”), subject to the approval by the Company’s stockholders of the Second Closing Issuance (as defined below), and in furtherance of the foregoing, approved, among other matters, a Securities Purchase Agreement, form of Warrant, Registration Rights Agreement and Investor Rights Agreement, each as referred to below.

WHEREAS, the issuance of Shares and Warrants at the Second Closing, as defined in the Securities Purchase Agreement referred to below (the “Second Closing Issuance”), requires approval of the Company’s stockholders pursuant to Section 713(a) of the NYSE American Company Guide since the issuance of Shares and Warrants under the terms of the Securities Purchase Agreement will be in an aggregate amount exceeding 20% or more of the Company’s outstanding Common Stock as determined before such issuance (the “Required Stockholder Approval”).

WHEREAS, pursuant to Sections 710 and 713(a) of the NYSE American Company Guide, the Second Closing Issuance must be approved by the consent of the holders of a majority of the outstanding shares of the Company’s Common Stock entitled to vote on the matter since the Required Stockholder Approval will be obtained by use of a written consent in lieu of a special meeting of the Company’s stockholders.

WHEREAS, at the special meeting of the Board held on August 19, 2022, the Board reviewed and approved the transaction documents in connection with the Offering, including without limitation that certain Securities Purchase Agreement between the Company and each of the Investors (the “Securities Purchase Agreement”), a form of Warrant, a Registration Rights Agreement among the Company and the Investors (the “Registration Rights Agreement”) and an Investor Rights Agreement between the Company and the Lead Investor (the “Investor Rights Agreement”), and deemed it to be in the best interest of the Company and its stockholders to approve the Offering, including the Second Closing Issuance, and approved the Offering, including the Second Closing Issuance, subject to approval thereof by the Company’s stockholders.

WHEREAS, in accordance with Section 228 of the DGCL and Section 1.10 of the Bylaws, unless otherwise restricted by the Company’s Amended and Restated Certificate of Incorporation, as amended, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which minutes of proceedings of stockholders are recorded.

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WHEREAS, pursuant to Section 228 of the DGCL and Section 1.10 of the Bylaws, prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation.

WHEREAS, in accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a stockholder consent for the approval of the Second Closing Issuance may not become effective any sooner than 20 calendar days following the mailing of a definitive information statement pursuant to Section 14(c) of the Exchange Act and the rules and regulations promulgated thereunder (the “Information Statement”), which Information Statement will serve to notify the Company’s non-consenting stockholders of the approval of the Second Closing Issuance by stockholders holding a majority of the outstanding shares of the Common and the other actions described therein before they take effect.

WHEREAS, pursuant to the terms of the Securities Purchase Agreement, the Board directed management to obtain on behalf of the Board the written consent from the undersigned stockholders, which together hold a majority of the outstanding shares of the Common Stock of the Company as of the Record Date, in accordance with Section 228 of the DGCL and Section 1.10 of the Bylaws, in favor of the approval of the Second Closing Issuance, and to file the Information Statement, on both a preliminary and definitive basis, with the Securities and Exchange Commission as soon as reasonably practicable thereafter, and then effect the Second Closing Issuance upon expiration of the 20-day period required under Rule 14c-2 promulgated under the Exchange Act.

NOW, THEREFORE, BE IT RESOLVED, that the undersigned stockholders hereby approve the Second Closing Issuance for purposes of Section 713(a) of the NYSE American Company Guide.

RESOLVED, FURTHER, that after expiration of the 20-day period required under Rule 14c-2 promulgated under the Exchange Act, the officers of the Company, and each of them acting alone, are hereby authorized to effectuate the Second Closing Issuance.

Authorizing Resolutions

RESOLVED, that the appropriate officers of the Company, or any one of them, are hereby authorized, empowered and directed, in the name of and on behalf of the Company, to take all reasonable steps as may be necessary, proper, advisable or required from time to time in order to carry out the purpose and intent of these resolutions.

RESOLVED, FURTHER, that wherever in these resolutions any officer of the Company is authorized to take any action he or she deems necessary, proper, advisable or required, the signing or execution by such officer of any instrument or the taking of any such action by him or her shall be conclusive evidence that he or she deems the same to be necessary, proper, advisable or required.

RESOLVED, FURTHER, that all of the acts or instruments of the officers of the Company heretofore performed or executed on behalf of the Company that are consistent with the purpose and intent of these resolutions are hereby in all respects authorized, adopted, approved, ratified and confirmed.

[Remainder of page intentionally left blank; signature page follows]

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IN WITNESS WHEREOF, the undersigned stockholders of the Company, representing a majority of the outstanding shares of Common Stock of the Company as of the Record Date, do hereby execute this Written Consent on the date set forth below each such undersigned’s name. This Written Consent may be executed in counterparts, with each an original and all of which together shall constitute one and the same instrument. A signature delivered by facsimile or other electronic transmission shall be deemed an original signature and shall be valid and binding to the same extent as if it was an original.

ORBIMED ROYALTY OPPORTUNITIES II, LP

By OrbiMed ROF II LLC,
its General Partner

By OrbiMed Advisors LLC,
its Managing Member

By:	/s/ Matthew Rizzo
Name:	Matthew Rizzo
Title:	Member

Date:	August 23, 2022

ROS ACQUISITION OFFSHORE LP

By OrbiMed Advisors LLC, solely in its
capacity as Investment Manager

By:	/s/ Matthew Rizzo
Name:	Matthew Rizzo
Title:	Member

Date:	August 23, 2022

REPRESENTING A MAJORITY OF THE OUTSTANDING COMMON STOCK OF XTANT MEDICAL HOLDINGS, INC.

[Signature Page to Stockholder Written Consent Approving 2022 PIPE Second Closing Issuance]

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